Exhibit 99.1

XETHANOL ANNOUNCES ELECTION OF NEW BOARD MEMBER

NEW YORK--Xethanol Corporation (AMEX: XNL), a renewable fuel developer, today announced that its Board of Directors had elected Edwin L. Klett as a new independent member of the Board of Directors. In addition to his Board participation, Mr. Klett will Chair the Governance Committee and also be a member of the Compensation Committee.

Mr. Klett is currently senior counsel with the law firm of Buchanan Ingersoll & Rooney, where he focuses his practice on many areas of commercial litigation. He has over 40 years of experience in practicing law. A trial attorney with a background in corporate law, banking, securities and business matters, Mr. Klett was selected by the Pennsylvania Supreme Court to a four year term on the Judicial Conduct Board of Pennsylvania in 2006.

In addition, Mr. Klett is a fellow of the International Academy of Trial Lawyers, the American College of Trial lawyers, the American Board of Trial Advocates, the American Bar Foundation and the American Law Institute. He has been especially active in the Civil Litigation Section, the Corporation, Banking & Business Law Section, as well as the Tort and Insurance Practice Section of the American Bar Association. He previously served as a member of the ABA House of Delegates.

Mr. Klett also retains membership in the House of Delegates of the Pennsylvania Bar Association. He previously served as chairman of the Securities and Class Action Committee of the Civil Litigation Section of the state association. He is also a member of the Corporation, Banking and Business Law Section.

Mr. Klett, a graduate of Bucknell University and Dickinson School of Law, is a trustee of Bucknell University and also serves as a member of the Board of Advisors of The Dickinson School of Law of The Pennsylvania State University. In 2006, he was selected as a Pennsylvania Super Lawyer® and has also been listed in The Best Lawyers in America for the past ten years. He also is included in the Best of the Best Directory.

“Ed’s formidable background and expertise in governance and litigation will be important in helping Xethanol overcome the challenges the Company is facing today and succeed with our future growth strategy,” said David Ames, president and CEO of Xethanol. “The management team is extremely pleased to have an individual of the caliber of Ed on the Board of Directors.”

“I find the Company to have a sound strategy and to be involved in a business with tremendous growth potential. Under the direction of its new CEO, David Ames, Board Chair William Behrens and other members of the Board and senior management, Xethanol is poised to seize the opportunity in the marketplace,” added Klett.

About Xethanol Corporation

Xethanol Corporation is positioned for leadership in the emerging biomass-to-biofuels industry. Xethanol’s mission is to optimize the use of biomass in the renewable energy field and convert biomass that is currently being abandoned or land filled into ethanol and other valuable co-products. Xethanol’s strategy is to deploy proprietary biotechnologies that will extract and ferment the sugars trapped in these biomass waste concentrations. Xethanol’s strategic value proposition is to produce ethanol and co-products cost effectively with ethanol plants located closer to biomass sources. For more information about Xethanol, please visit its website at http://www.xethanol.com.

Forward Looking Statements

Certain matters discussed in this press release are “forward-looking statements.” These forward-looking statements can generally be identified as such because the context of the statement will include words such as “expects”, “should”, “believes”, “anticipates”, or words of similar import. Similarly, statements that describe Xethanol’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the financial performance of Xethanol, which could cause actual results to differ materially from those currently anticipated. Although Xethanol believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that such expectations will be fulfilled. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Certain factors could cause results and conditions to differ materially from those projected in these forward-looking statements. These factors are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. These forward-looking statements are only made as of the date of this press release, and Xethanol does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.